UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 11, 2005

                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania                    1-5084                  23-1145880
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation or Organization)        File Number)           Identification No.)

 2801 Hunting Park Avenue, Philadelphia, Pennsylvania                    19129
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         (b)      Death of Director

                  On January 11, 2005, the Board of Directors of Tasty Baking Company was informed of the death of director G. Fred DiBona, who passed away on January 11, 2005. Mr. DiBona served as a director of Tasty Baking Company since 1996 and will be greatly missed. The Board of Directors has made no decision as to whether it will fill the resulting vacant Class 1 director seat at this time.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TASTY BAKING COMPANY
                                    ---------------------------------
                                    (Registrant)


   Date:  January 11, 2005          /s/ David S. Marberger
                                    ---------------------------------
                                    David S. Marberger
                                    Senior Vice President and Chief Financial
                                    Officer